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                                                                    EXHIBIT 10.4


                              AMENDMENT NO. 2 TO
                             STOCKHOLDERS AGREEMENT

          This Amendment No. 2 to Stockholders Agreement (the "Amendment") is made as of December 15, 1997.

          Reference is made to the Stockholders Agreement, as amended, dated as of August 4, 1995 by and between Hines Holdings, Inc., a Nevada corporation (the "Company"), Madison Dearborn Capital Partners, L.P. ("MDCP"), and the executives listed on Schedule I thereto (the "Stockholders Agreement"). Capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Stockholders Agreement.

          WHEREAS, the Company and MDCP are parties to a Purchase Agreement dated as of the date hereof (the "Preferred Stock Purchase Agreement"), pursuant to which the Company is selling shares of its preferred stock and warrants (collectively, the "Equity Securities") to the investors who are a party thereto (together with their permitted transferees, the "New Investors");

          WHEREAS, paragraph 7D(iv) of the Preferred Stock Purchase Agreement provides the New Investors with certain contractual "piggyback" registration rights with respect to shares of Common Stock to be issued to the New Investors upon conversion or exercise of their Equity Securities (the "New Investor Common");

          WHEREAS, paragraph 8(b) of the Stockholders Agreement provides that the holders of Stockholder Shares shall have priority over other holders of contractual piggyback registration rights bestowed by the Company;

          WHEREAS, the New Investors and the parties hereto desire that the holders of Stockholder Shares and the holders of New Investor Common have equal priority in all piggyback registrations in which the holders of New Investor Common and the holders of Stockholder Shares are entitled to participate (the "Piggyback Registrations"); and

          WHEREAS, it is a condition to closing of the transactions contemplated by the Preferred Stock Purchase Agreement that this Amendment be entered into by the requisite parties to the Stockholders Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, agree as follows:

          1. In connection with any Piggyback Registration, solely for purposes of the "cutback" provisions contained in paragraph 8(b) of the Stockholders Agreement, (i) the definition of "Registrable Securities" in paragraph 8(a) of the Stockholders Agreement is hereby amended to include the New Investor Common and (ii) the phrase "holders of Stockholder Shares" in paragraph 8(b) of the Stockholders Agreement shall be deemed to include holders of New Investor Common.
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          2.   This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Amendment.


                       *       *       *       *       *

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first written above.

                                        HINES HOLDINGS, INC.

                                        By: /s/ Paul R. Wood
                                            ------------------------------------

                                            Its:  President

                                        INVESTOR:

                                        MADISON DEARBORN CAPITAL PARTNERS, L.P.

                                        By: Madison Dearborn Partners, L.P.
                                          Its: General Partner

                                             By: Madison Dearborn Partners, Inc.
                                              Its: General Partner

                                                   By: /s/ Paul R. Wood
                                                       -------------------------
                                                Paul R. Wood
                                                Vice President

                                        EXECUTIVES:

                                        /s/ Stephen P. Thigpen
                                        ----------------------
                                        Stephen P. Thigpen



                                        /s/ Claudia M. Pieropan
                                        -----------------------
                                        Claudia M. Pieropan



                                        /s/ Kenneth A. Corman
                                        ---------------------
                                        Kenneth A. Corman

                                     - 3 -
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                                        /s/ Bud Summers
                                        ---------------
                                        Bud Summers



                                        /s/ Robert A. Ferguson
                                        ----------------------
                                        Robert A. Ferguson



                                        /s/ Douglas D. Allen
                                        --------------------
                                        Douglas D. Allen



                                        /s/ David Fujino
                                        ----------------
                                        David Fujino



                                        /s/ Michael R. Crowe
                                        --------------------
                                        Michael R. Crowe



                                        /s/ Timothy P. Ryan
                                        -------------------
                                        Timothy P. Ryan



                                        /s/ Albert Dorish
                                        -----------------
                                        Albert Dorish



                                        /s/ Alan A. Hollman
                                        -------------------
                                        Alan A. Hollman



                                        /s/ O. Gerald Taylor
                                        --------------------
                                        O. Gerald Taylor

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